Rule 497(e)

File Nos. 811-08183 and 333-147743

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated January 20, 2009

To the Prospectus dated May 1, 2008 for the

Variable Annuity-1 Series Account

of First Great-West Life & Annuity Insurance Company

Effective as of November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of each Portfolio of the Fund having previously approved (at a Special Meeting held on November 3, 2008) new investment management services agreements between the Fund and RiverSource Investments, RiverSource Investments of New York, NY is the new adviser of the Portfolios effective November 7, 2008.

The foregoing change should be reflected on page 19 of the Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2008. Please keep this supplement for future reference.